EXHIBIT 21

                          SEABULK INTERNATIONAL, INC.

                              LIST OF SUBSIDIARIES


ARGENTINA
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MARANTA S.A.


LIBERIA
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OFFSHORE MARINE MANAGEMENT INTERNATIONAL, INC.


MARSHALL ISLANDS
----------------

OPERATING COMPANIES
-------------------

1.       SEABULK OFFSHORE GLOBAL HOLDINGS, INC.,
2.       SEABULK OFFSHORE HOLDINGS, INC.
3.       SEABULK COMMAND, INC.
4.       SEABULK EAGLE II, INC.
5.       SEABULK MASTER, INC.

VESSEL OWNING COMPANIES
-----------------------

1.       SEABULK ALKATAR, INC.
2.       SEABULK AIRES II, INC.
3.       SEABULK BETSY, INC.
4.       SEABULK CAPRICORN, INC.
5.       SEABULK CAROL, INC.
6.       SEABULK CHAMP, INC.
7.       SEABULK CLIPPER, INC.
8.       SEABULK CONDOR, INC.
9.       SEABULK CONSTRUCTOR, INC.
10.      SEABULK COOT I, INC.
11.      SEABULK COOT II, INC.
12.      SEABULK CORMORANT, INC.
13.      SEABULK CYGNET I, INC.
14.      SEABULK CYGNET II, INC.

15.      SEABULK DANAH, INC.
16.      SEABULK DEFENDER, INC.
17.      SEABULK DUKE, INC.
18.      SEABULK EMERALD, INC.
19.      SEABULK EXPLORER, INC.
20.      SEABULK FALCON II, INC.
21.      SEABULK FREEDOM, INC.
22.      SEABULK GANNETT II, INC.
23.      SEABULK GIANT, INC.
24.      SEABULK GREBE, INC.
25.      SEABULK HABARA, INC.
26.      SEABULK HAWAII, INC.
27.      SEABULK HAWK, INC.
28.      SEABULK HERCULES, INC.
29.      SEABULK HERON, INC.
30.      SEABULK HORIZON, INC.
31.      SEABULK JASPER, INC.
32.      SEABULK JEBEL ALI, INC.
33.      SEABULK KESTREL, INC.
34.      SEABULK LAKE EXPRESS, INC.
35.      SEABULK LINCOLN, INC.
36.      SEABULK MAINTAINER, INC.
37.      SEABULK MALLARD, INC.
38.      SEABULK MARLENE, INC.
39.      SEABULK MARTIN I, INC.
40.      SEABULK MARTIN II, INC.
41.      SEABULK MERLIN, INC.
42.      SEABULK NEPTUNE, INC.
43.      SEABULK OSPREY, INC.
44.      SEABULK PENGUIN I, INC.
45.      SEABULK PENGUIN II, INC.
46.      SEABULK PENNY, INC.
47.      SEABULK PERSISTENCE, INC.
48.      SEABULK PETREL, INC.
49.      SEABULK PLOVER, INC.
50.      SEABULK RAVEN, INC.
51.      SEABULK SAPPHIRE, INC.
52.      SEABULK SARA, INC.
53.      SEABULK SERVICE, INC.
54.      SEABULK SWIFT, INC.
55.      SEABULK TENDER, INC.
56.      SEABULK TIMS I, INC
57.      SEABULK TITAN, INC.
58.      SEABULK TOOTA, INC.
59.      SEABULK TOUCAN, INC.
60.      SEABULK TREASURE ISLAND, INC.
61.      SEABULK VERITAS, INC.

MEXICO
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SEABULK OFFSHORE DE MEXICO, S.A. DE C.V.

NIGERIA
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SEABULK OFFSHORE OPERATORS NIGERIA LIMITED

SWITZERLAND
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SEABULK OFFSHORE S.A.

TRINIDAD & TOBAGO
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SEABULK OFFSHORE OPERATORS TRINIDAD LIMITED

UNITED ARAB EMIRATES
--------------------

SEABULK OFFSHORE DUBAI, L.L.C.

UNITED KINGDOM
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SEABULK OFFSHORE U.K. LIMITED

UNITED STATES
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1.       DELAWARE TANKER HOLDING I INC. (DELAWARE)
2.       DELAWARE TANKER HOLDING II INC. (DELAWARE)
3.       DELAWARE TANKER HOLDING III INC. (DELAWARE)
4.       DELAWARE TANKER HOLDING IV INC. (DELAWARE)
5.       DELAWARE TANKER HOLDING V INC. (DELAWARE)
6.       KINSMAN LINES, INC. (DELAWARE)
7.       LIGHTSHIP LIMITED PARTNER HOLDINGS, LLC (DELAWARE)
8.       LIGHTSHIP PARTNERS, L.P. (DELAWARE)
9.       LIGHTSHIP TANKER HOLDINGS, LLC (DELAWARE)
10.      LIGHTSHIP TANKERS I LLC (DELAWARE)
11.      LIGHTSHIP TANKERS II LLC (DELAWARE)
12.      LIGHTSHIP TANKERS III LLC (DELAWARE)
13.      LIGHTSHIP TANKERS IV LLC (DELAWARE)
14.      LIGHTSHIP TANKERS V LLC (DELAWARE)
15.      LONE STAR MARINE SERVICES, INC. (FLORIDA)
16.      SEABULK AMERICA PARTNERSHIP LTD. (FLORIDA)
17.      SEABULK CHEMICAL CARRIERS INC. (FLORIDA)
18.      SEABULK MARINE INTERNATIONAL INC. (FLORIDA)
19.      SEABULK OCEAN SYSTEMS CORPORATION (FLORIDA)
20.      SEABULK OCEAN SYSTEMS HOLDING CORPORATION (FLORIDA)
21.      SEABULK OFFSHORE LTD. (FLORIDA)
22.      SEABULK OFFSHORE ABU DHABI INC. (FLORIDA)

23.      SEABULK OFFSHORE DUBAI INC. (FLORIDA)
24.      SEABULK OFFSHORE INTERNATIONAL INC. (FLORIDA)
25.      SEABULK OFFSHORE OPERATORS INC. (FLORIDA)
26.      SEABULK OPERATORS INC. (FLORIDA)
27.      SEABULK TANKERS INC. (F/K/A OSTC) (DELAWARE)
28.      SEABULK TANKERS LTD. (FLORIDA)
29.      SEABULK TOWING INC. (DELAWARE)
30.      SEABULK TOWING SERVICES INC. (FLORIDA)
31.      SEABULK TRANSMARINE II INC. (FLORIDA)
32.      SEABULK TRANSMARINE PARTNERSHIP LTD. (FLORIDA)
33.      SEABULK TRANSPORT INC. (FLORIDA)
34.      SEABULK MARINE SERVICES INC. (FLORIDA)